Exhibit 10.64

SECOND AMENDMENT TO

COMPROMISE, SETTLEMENT AND MUTUAL RELEASE AGREEMENT

This Second Amendment to Compromise, Settlement, and Mutual Release Agreement (“Amendment”) is made as of June 27, 2003, and entered into between Buckeye Retirement Co., L.L.C., Ltd. (“Buckeye”) of Newton Falls, Ohio, and Murdock Communications Corporation (“MCC”) of Cedar Rapids, Iowa, and Guy O. Murdock, an individual residing in Cedar Rapids, Iowa (“Murdock”). Buckeye, MCC, and Murdock may collectively be referred to herein as the “Parties”.

WHEREAS, the Parties have previously entered into a Compromise, Settlement, and Mutual Release Agreement (“Agreement”), executed on or about September 16, 2002, which was first amended in May of 2002; and

WHEREAS, the Agreement includes a provision stating that MCC shall register with the Securities and Exchange Commission the resale by Buckeye of the Shares (“Effective Registration”), and such registration shall become effective prior to the closing of the Merger, and that such registration shall cause the Shares to be freely tradable by Buckeye at or prior to the closing of the Merger; and

WHEREAS, the Parties now acknowledge that the registration will not become an Effective Registration at or prior to the Closing; and

WHEREAS, Buckeye is willing to waive the Effective Registration provision in exchange for certain consideration as set forth hereinafter; and

WHEREAS, the parties now desire to amend the Agreement, as follows.

NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.    This Amendment is intended to modify the terms, conditions, and provisions of certain paragraphs of the Agreement, more particularly described below. All paragraph numbers identified below are intended to reference the specific sections and paragraphs as found in the Agreement.

A.    Under Section 3.1.3, the stricken language set forth hereafter is hereby deleted, and the bold underlined language is hereby included, beginning with the 3rd full sentence:

. . . The Parties agree that: (a) the MCC Common Stock shall be offered and issued to Buckeye under the private offering exemptions from registration available under the Securities Act and the laws of the States in which the Shares will be sold, and that the Shares offered pursuant to Exhibit “C” hereto will not ~~prior to issuance~~ be registered under the Securities Act or under the securities laws of any state or other jurisdiction. As a result, the Shares ~~as initially issued~~ cannot be transferred without effective registration under the Securities Act and applicable state securities laws or an exemption therefrom, and the Shares will be “restricted securities” as that term is defined in Rule 144 under the Securities Act; and (b) MCC shall file a registration statement ~~register~~ with the Securities and Exchange Commission ~~the resale by Buckeye of the shares~~ prior to the closing of the Merger, (at MCC’s sole expense, which registration statement upon being declared effective by the SEC may also include any other securities to be sold by MCC, and the successor of MCC or any other security holder of MCC or any successor of MCC), and upon being declared effective by the SEC the registration statement shall cause the shares to be freely tradable by Buckeye ~~at or prior to the closing of the Merger~~.

B.    A new Section 3.1.4 is hereby included as follows:

MCC shall enter into a Registration Rights Agreement with Buckeye for the 475,000 shares of the MCC Common Stock, which is attached hereto and incorporated herein as Exhibit “E”.

C.    Under Section 7.7 of the Agreement, the bold underlined language is hereby included:

The Parties intend that the terms of this Settlement Agreement and its exhibits, as amended, shall be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement . . . .

2.    The Parties agree that this Amendment complies with Paragraph 7.2 of the

Agreement.

3.    The Parties agree that the Agreement remains in full force and effect as to all other terms and conditions as contained therein, not expressly amended or extended herein.

BY SIGNING BELOW EACH OF THE PARTIES HAS INDICATED THEIR  AGREEMENT TO THIS SECOND AMENDMENT.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first set forth above.

BUCKEYE RETIREMENT CO., L.L.C., LTD.

BY:	/s/ William E. Shaulis	Title:	Manager

Date	7/2/03

MURDOCK COMMUNICATIONS CORPORATION

BY:	/s/ Wayne Wright
Title:	Principal Accounting Officer
Date	6/30/03

GUY O. MURDOCK, INDIVIDUALLY

BY:	/s/ Guy O. Murdock
Date

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